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                                                                   Exhibit 10.60


                        THIRD LOAN MODIFICATION AGREEMENT


     This Third Loan Modification Agreement ("this Agreement") is made as of February 25, 2000 by and among Fleet National Bank (the "Bank") (the Bank being the successor by merger to Fleet National Bank of Massachusetts, said Fleet National Bank of Massachusetts being formerly known as "Shawmut Bank, N.A."), GZA GeoEnvironmental Technologies, Inc., a Delaware corporation ("GZA"), GZA GeoEnvironmental, Inc., a Massachusetts corporation ("GZA Associates"), GZA Drilling, Inc., a Massachusetts corporation ("GZA Drilling"), GZA Remediation, Inc., a Massachusetts corporation ("GZA Remediation"), GZA Securities Corp., a Massachusetts corporation ("GZA Securities"), Delta Geotechnical Services, Inc., a Massachusetts corporation ("Delta"), Grover Enterprises, Inc., a Massachusetts corporation ("Grover") and Goldberg Zoino Associates of New York, P.C. ("GZA New York") (GZA, GZA Associates, GZA Drilling, GZA Remediation, GZA Securities, Delta, Grover and GZA New York being hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower"). For good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Bank act and agree as follows:

     1. Reference is made to: (i) that certain Revolving Credit and Term Loan Agreement dated as of February 28, 1994 among Shawmut Bank, N.A. and the Borrowers, as amended (as so amended, the "Loan Agreement"), the Bank having succeeded by merger to the rights of Shawmut Bank, N.A. thereunder; (ii) that certain $5,500,000 face principal amount promissory note dated August 7, 1997, as amended (as so amended, the "1997 Line of Credit Note") made by the Borrowers and payable to the order of the Bank; (iii) those promissory notes (collectively, the "Term Notes") made by GZA (or, in certain cases, GZA and another Borrower) which have heretofore been issued and may hereafter be issued pursuant to Section 1.02(B) of the Loan Agreement (the Borrowers hereby representing and agreeing that the obligations of those Borrowers named in each such Term Note are joint and several); (iv) those certain guaranties (collectively, the "Guaranties") executed and delivered in favor of Shawmut Bank, N.A. by each of the Borrowers pursuant to clause (iii) of Section 3.01(b) of the Loan Agreement, the Bank having succeeded by merger to the rights of Shawmut Bank, N.A. thereunder; and (v) that certain $5,500,000 face principal amount promissory note of even date herewith (the "2000 Line of Credit Note") made by the Borrowers and payable to the order of the Bank. The Loan Agreement, the 2000 Line of Credit Note, the Term Notes and the Guaranties are hereinafter collectively referred to as the "Financing Documents". As used herein, "1997 Modification" refers to the Second Loan Modification Agreement dated as of August 7, 1997 by and among the Bank and the Borrowers.

     2.   The Loan Agreement is hereby amended:

     a. By deleting from Section 1.01(C) of the Loan Agreement the words "`Expiration Date' means July 31, 1999" (such words having been inserted by the 1997 Modification) and by substituting in their stead the following:

          "`Expiration Date' means August 31, 2000"


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     b.   By deleting from Section 1.01(D) of the Loan Agreement the words
"`Maturity Date' means July 31, 2004" (such words having been inserted by the 1997 Modification) and by substituting in their stead the following:

          "`Maturity Date' means August 31, 2005"

     c. By deleting from Section 1.03(a) of the Loan Agreement (such Section having been inserted by the 1997 Modification) the definition of "Prime Rate" contained therein and by substituting in its stead the following:

          "`Prime Rate' - That variable rate of interest per annum designated by the Lender from time to time as its `prime rate', it being understood that such rate is merely a reference rate and does not necessarily represent the lowest or best rate being charged to any customer."

     d. By inserting into Section 1.03(d) of the Loan Agreement (such Section having been inserted by the 1997 Modification), immediately after the seventh sentence thereof, the following:

          "Notwithstanding the foregoing, after the occurrence and during the continuance of any Event of Default, interest will, at the option of the Lender, accrue and be payable on each Loan at a rate per annum which at all times shall be equal to the sum of (i) four (4%) percent per annum PLUS (ii) the per annum rate otherwise applicable to such Loan (but in no event in excess of the maximum rate permitted by then applicable law)."

     e. By changing the Bank's notice address, pursuant to Section 7.06 of the Loan Agreement, to the following:

          "Fleet National Bank
          100 Federal Street
          Mail Code: MA BOS 01-07-06
          Boston, MA  02110
          Attention:  Thomas F. Brennan, Vice President"

     f. By deleting in its entirety Exhibit A to the Loan Agreement and by substituting in its stead Exhibit A in the form attached hereto.

     g. By deleting in its entirety Exhibit B to the Loan Agreement and by substituting in its stead Exhibit B in the form attached hereto. Said Exhibit B in the form attached hereto will be used for all future Term Loans.


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     3.   Whenever in any Financing Document, or in any borrowing request, certificate or opinion to be delivered in connection therewith, reference is made to a "Loan Agreement" (or, in the case of a request for a Term Loan, to the "Agreement"), from and after the date hereof same will be deemed to refer to the Loan Agreement, as hereby amended. The 2000 Line of Credit Note is being issued this day in replacement of the 1997 Line of Credit Note. Whenever in any Financing Document, or in any borrowing request, certificate or opinion to be delivered in connection therewith, reference is made to a "Line of Credit Note", "Unsecured Revolving Credit Note" or "Unsecured Line of Credit Note", from and after the date hereof same will be deemed to refer to the 2000 Line of Credit Note.

     4. In order to induce the Bank to enter into this Agreement, the Borrowers further jointly and severally represent and warrant to the Bank as follows:

     a. The execution, delivery and performance of this Agreement, the 2000 Line of Credit Note and each Term Note to be delivered hereafter have been duly authorized by each Borrower by all necessary corporate and other action, will not require the consent of any third party and will not conflict with, violate the provisions of, or cause a default or constitute an event which, with the passage of time or the giving of notice or both, could cause a default on the part of any Borrower under its charter documents or by-laws or under any contract, agreement, law, rule, order, ordinance, franchise, instrument or other document, or result in the imposition of any lien or encumbrance on any property or assets of any Borrower.

     b. Each Borrower has duly executed each of this Agreement and the 2000 Line of Credit Note and has delivered same to the Bank.

     c. Each of this Agreement and the 2000 Line of Credit Note is the legal, valid and binding obligation of the Borrowers, enforceable jointly and severally against each of the Borrowers in accordance with its respective terms. Each Term Note will (when issued) be the legal, valid and binding obligation of the Borrower or Borrowers named therein, enforceable against each of them in accordance with its terms.

     d. The representations and warranties made in the Loan Agreement continue to be correct as of the date hereof, except as supplemented and/or modified on the attached Supplemental Disclosure Schedule.

     e. The covenants and agreements of the Borrowers contained in the Loan Agreement (as amended hereby) have been compiled with on and as of the date hereof.

     f. No event which constitutes or which, with notice or lapse of time, or both, could constitute, an Event of Default (as defined in the Loan Agreement) has occurred and is continuing.

     g. No material adverse change has occurred in the financial condition of the Borrowers from that disclosed in the financial statements of GZA as at November 30, 1999, heretofore provided to the Bank.


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     5.   Except as expressly affected hereby, the Loan Agreement and each of the other Financing Documents remains in full force and effect as heretofore. Each Borrower hereby agrees that the respective Guaranty heretofore given by such Borrower (i) remains in full force and effect, (ii) runs to the benefit of Fleet National Bank and (iii) includes, as obligations guaranteed thereunder, the Loan Agreement (as amended by this Agreement), the 2000 Line of Credit Note and all Term Notes.

     6. Nothing contained herein will be deemed to constitute a waiver or a release of any provision of any of the Financing Documents. Nothing contained herein will in any event be deemed to constitute an agreement to give a waiver or release or to agree to any amendment or modification of any provision of any of the Financing Documents on any other or future occasion.


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     Executed, as an instrument under seal, as of the date and year first above written.


                                         FLEET NATIONAL BANK


                                         By:____________________________________
                                            Name:
                                            Title:


                                         GZA GEOENVIRONMENTAL
                                          TECHNOLOGIES, INC.


                                         By:____________________________________
                                            Name:
                                            Title:


                                         GZA GEOENVIRONMENTAL, INC.


                                         By:____________________________________
                                            Name:
                                            Title:


                                         GZA DRILLING, INC.


                                         By:____________________________________
                                            Name:
                                            Title:

                                         GZA REMEDIATION, INC.


                                         By:____________________________________
                                            Name:
                                            Title:


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                                         GZA SECURITIES CORP.


                                         By:____________________________________
                                            Name:
                                            Title:


                                         DELTA GEOTECHNICAL SERVICES, INC.


                                         By:____________________________________
                                            Name:
                                            Title:


                                         GROVER ENTERPRISES, INC.


                                         By:____________________________________
                                            Name:
                                            Title:


                                         GOLDBERG ZOINO ASSOCIATES OF NEW
                                          YORK, P.C.


                                         By:____________________________________
                                            Name:
                                            Title:


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                        SUPPLEMENTAL DISCLOSURE SCHEDULE
                    [To be provided by Borrowers, if needed]